THIS DOCUMENT IS A COPY OF THE DEFINITIVE PROXY STATEMENT (SCHEDULE 14A) PURSUANT TO SECTION 14 (a) OF THE SECURITIES EXCHANGE ACT OF 1934.

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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

[x] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:  [ ]  Preliminary Proxy Statement
                            [ ] Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
                            [x]  Definitive Proxy Statement
                            [ ]  Definitive Additional Materials
                            [ ]  Soliciting Material Pursuant to Rule
                                 14a-11(c) or Rule 14a-12

                               Laser Corporation
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing:  (Check the appropriate box)
[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies: ___________
(2)  Aggregate number of securities to which transaction applies: ______________
(3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
     (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     -------------------------------------------------------------------------
     -------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction: ___________________
(5)  Total fee paid: _________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid: __________
(2)  Form, schedule or registration statement no.: __________
(3)  Filing party: __________
(4)  Date filed: ___________


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                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                      OF

                               LASER CORPORATION


                    ----------------------------------------

                                    GENERAL


     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Laser Corporation (the "Company") for the 1997 Annual Meeting of Shareholders of the Company to be held on May 21, 1997, at 10:00 a.m. MDT, at the Company's headquarters, 1832 South 3850 West, Salt Lake City, Utah. Shareholders will consider and vote upon the proposals described herein and referred to in the Notice of Annual Meeting accompanying this Proxy Statement.

     The close of business on April 9, 1997, has been fixed as the record date for the determination of the Shareholders entitled to notice of, and to vote at, the Annual Meeting. On such date there were outstanding and entitled to vote 678,088 shares of common stock. Each share of common stock is entitled to one vote on each matter to be considered at the meeting. For a description of the principal holders of such stock, see "Security Ownership of Certain Beneficial Owners and Management" below.

     Shares represented by Proxies will be voted in accordance with the specifications made thereon by the Shareholders. Any Proxy not specifying the contrary will be voted in favor of Management's nominees for directors of the Company.

     The Proxies being solicited by the Board of Directors may be revoked by any Shareholder giving the Proxy at any time prior to the Annual Meeting by giving notice of such revocation to the Company, in writing, at the address of the Company provided below. The Proxy may also be revoked by any Shareholder giving such Proxy who appears in person at the Annual Meeting and advises the Chairman of the Meeting of his intent to revoke the Proxy.

     The principal executive offices of the Company are located at 1832 South 3850 West, Salt Lake City, Utah 84104. This Proxy Statement and the enclosed Proxy are being furnished to Shareholders on or about April 16, 1997.













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                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT


Security Ownership of Certain Beneficial Owners
-----------------------------------------------

     The following table sets forth information as of March 31, 1997, as to each person who owns of record, or is known by the Company to own beneficially, more than five percent (5%) of any class of voting securities of the Company.

                                              Amount and
                                              Nature of      Percent
     Title          Name & Address            Beneficial        of
    of Class      of Beneficial Owner         Ownership(1)    Class(2)
    --------      ----------------------      ------------  ------------
                                               [C]             [C]
    Common        Dr. William H. McMahan(3)     154,096         20.4
                  3959 West 1820 South
                  Salt Lake City, UT 84104

    Common        Paula F. Julander(4)           82,000         10.9
                  1467 Penrose Drive
                  Salt Lake City, UT 84103

    Common        J. Morton Davis                43,693          5.8
                  D. H. Blair Holdings, Inc.
                  D. H. Blair Investment
                  Banking Corp.(5)
                  44 Wall Street
                  New York, NY 10005

(1) Except as otherwise indicated, all shares are directly owned with voting and investment power held by the person named.

(2) Unless otherwise noted, based upon 755,088 shares (including shares subject to options that are exercisable within sixty days) outstanding as of March 31, 1997.

(3) Based upon information included on a Form 4 filed by Dr. McMahan, former Chairman and President of the Company, with the Securities and Exchange Commission ("SEC") on January 15, 1990. The Company has not received any amendments to this Form 4. Includes 17,664 shares held by Linda R. McMahan, Dr. McMahan's spouse.

(4) Based upon information provided by Ms. Julander on a Form 4 filed with the SEC on January 24, 1995.

(5) Based upon information included in a Schedule 13G, a copy of which was provided to the Company by J. Morton Davis, D. A. Blair Holdings, Inc. and D. H. Blair Investment Banking Corp. on February 12, 1993. No amendments to this Schedule 13G have been received by the Company.


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Security Ownership of Management
--------------------------------

     The following table sets forth certain information as of March 31, 1997, regarding the ownership of each class of equity securities of the Company by each director or nominee for director of the Company and by all executive officers and directors as a group.

                                                 Amount and
                                                 Nature of          Percent
     Title          Name & Address               Beneficial           of
    of Class      of Beneficial Owner            Ownership(1)       Class
    --------      -------------------       -------------------     -------
                                                  [C]                [C]

    Common        B. Joyce Wickham                  20,400             2.7

    Common        Rod O. Julander                  102,000(2)         13.5

    Common        Mark L. Ballard                   16,219             2.1

    Common        All Executive Officers           138,619            18.3
                  and Directors as a
                  Group.  (3 persons)

(1) Except as otherwise indicated, all shares listed include shares subject to options that officers and directors have the right to exercise within sixty days and are directly owned with voting and investment power held by the person named.

(2) Includes 82,000 shares owned by Paula F. Julander, his wife, as to which Dr. Julander disclaims beneficial ownership.

     Ms. Wickham and Messrs. Julander and Ballard are required to annually report the acquisition of options granted pursuant to stock option plans of the Company on a Form 5. These reports were filed for 1996 and evidence the grant of options to the individuals named.


Changes in Control
------------------

     The Company is unaware of any arrangement which may at a subsequent date result in any change of control of the Company.



                       PROPOSAL 1 - ELECTION OF DIRECTORS

     The Company's Articles of Incorporation provide that the board of directors shall be elected each year at the annual meeting of the Shareholders of the Company. At the 1997 Annual Meeting, the Board of Directors will nominate B. Joyce Wickham, Rod O. Julander, and Mark L. Ballard for election as directors of the Company. Upon election, the directors will serve until the next Annual Meeting of the Shareholders or until their successors have

                                     - 3 -
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been elected and qualified.  The Board of Directors believes that all of the nominees will be available and able to serve as directors.

     In the absence of instructions to the contrary, the persons named in the Proxy will vote the Proxies "FOR" the election of the nominees listed below, unless otherwise specified in the Proxy. The Board of Directors has no reason to believe that any nominee will be unable to serve, but if any nominee should become unable to serve, the Proxies will be voted for such other person as the Board of Directors shall recommend.

     Certain information concerning the nominees to the Board of Directors is set forth below:

                                                          Has Served
    Name of                    Company                    as Director
    Nominee       Age       Position Held                   Since
    -------       ---       -------------                 -----------
                 [C]                                         [C]
    B. Joyce      45        Director, Chairman,               1989
    Wickham                 President, Chief
                            Executive Officer
                            and Treasurer

    Rod O.        63        Director and Secretary            1989
    Julander

    Mark L.       49        Director, Vice President          1994*
    Ballard                 and Assistant Secretary

    * Mr. Ballard served as a Director of the Company from June 1983 to October 1987.



Board and Committee Meetings
----------------------------

     There were five meetings of the Board of Directors during the last fiscal year. Each of the directors attended at least seventy-five (75%) of the meetings held. For a description of directors' fees, see "Executive Compensation - Compensation of Directors." The Board of Directors has designated Audit, Stock Option, and Executive and Compensation committees.
At the present time, Rod O. Julander is the sole member of the Audit and Executive and Compensation committees. Dr. Julander and B. Joyce Wickham are members of the Stock Option committee, employee plan. B. Joyce Wickham and Mark L. Ballard are members of the Stock Option committee, director plan.

     The functions performed by the Audit Committee include (i) meeting with the Company's independent auditors to discuss the scope of the auditors' annual review of the Company's financial statements, procedures recommended by the auditors, and the results of the auditors' annual review, and (ii) reporting and making recommendations to the Board of Directors. The Audit Committee held one meeting in 1996.



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     The functions performed by the Executive and Compensation Committee are to periodically review the compensation paid to officers of the Company and to make recommendations to the Board of Directors concerning such compensation. The Executive and Compensation Committee held two meetings in 1996.

     The functions performed by the Stock Option Committee, employee plan, include (i) administering the Company's employee stock option plans, and (ii) determining eligible officers and employees to whom any stock options should be granted pursuant to the stock option plans, the number thereof, and the terms of any such grants. This Stock Option Committee held two meetings in 1996.

     The functions performed by the Stock Option Committee, director plan, include (i) administering the Company's director stock option plans, and (ii) determining eligible directors to whom any stock options should be granted pursuant to the stock option plans, the number thereof, and the terms of any such grants. This Stock Option Committee held two meetings in 1996.


Executive Officers and Directors
--------------------------------

     The executive officers, directors, and significant employees of the Company are listed on the following table:


             Name                     Position                 Age
             ----                     --------                 ---
                                                              [C]
    B. Joyce Wickham             Chairman, Director,           45
                                 President, Chief
                                 Executive Officer
                                 and Treasurer

    Mark L. Ballard              Director, Vice President      49
                                 and Assistant Secretary

    Rod O. Julander              Director and Secretary        63


     The term of each executive officer is one year. Officers are elected each year at the Annual Meeting of the Board of Directors.

     Certain information regarding the business experience of these executive officers, directors and significant employees is set forth below.


      B. Joyce Wickham.
      -----------------       Ms. Wickham was elected Chairman of the Board,
President and Chief Executive Officer, and Treasurer of the Company in 1989. She has served in those capacities since that time, except for the period from June 1989 until December 1990 when she served solely as Chairman of the Board and Treasurer. Ms. Wickham has been employed by the Company and its subsidiaries or associated companies since 1981, with the exception of one year during 1988-1989 at which time she was employed with McMahan Enterprises

==============================================================================

and Kaye Corporation in General Management and as Director of Personnel and Operations. Ms. Wickham has held various executive positions for the company including Manager of American Laser GmbH, Munich, Germany, Manager of the Company's Taipei, Taiwan material procurement operations, Manager of Optical Computer, Inc. and President of Southfork Electronics, Inc. Ms. Wickham holds a Bachelor of Science Degree in Psychology from Brigham Young University.


         Mark Ballard.
         -------------    Mr. Ballard currently is employed by the Company as
Vice President of Laser Corporation and President of American Laser. He was elected to these positions in May 1991 and June 1994, respectively. Prior to May 1991, Mr. Ballard held various executive, officer and director positions for the Company and its subsidiaries. He has been employed by the Company since 1975, with the exception of one year during 1983-1984 at which time he was President and a director of HGM. Mr. Ballard holds a Bachelor of Arts degree in Accounting from Utah State University.


         Rod O. Julander.
         ----------------   Dr. Julander was elected to the Board of Directors
and as Secretary of the Company in 1989. Dr. Julander has been a Professor of Public Administration at Weber State University, Ogden, Utah, since 1960 and is Chairman of the Political Science Department. In 1984 he was a consultant for University of Utah Center for Public Administration, and a lobbyist for the Utah Chapter of the National Association of Social Workers and the Utah Society of Radiologic Technologists. In 1967 he was Personnel Consultant at Hill Air Force Base, Utah and from 1965 to 1966 was Executive Director of the Utah Committee on Children and Youth. Dr. Julander received his Bachelor of Science and Master of Science in Philosophy and his Ph.D. in Political Science from the University of Utah.


     Dr. Julander is employed full time in activities which do not involve the Company. Ms. Wickham is employed full time by the Company as its President, Chief Executive Officer and Treasurer. Mr. Ballard is employed full time by the Company as its Vice President and Assistant Secretary. If any outside director is requested to perform services for the Company beyond normal service as a director, such director will be compensated for the performance of such services at rates to be agreed upon by such director and the Company.


     There are no family relationships between any directors or executive officers of the Company.












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                            EXECUTIVE COMPENSATION

     The following table sets forth the aggregate cash remuneration paid by the Company for services rendered in all capacities during the last fiscal year by its Chief Executive Officer and by its most highly compensated executive officers whose cash remuneration from the Company and its subsidiaries exceeded $100,000. No executive officer received cash remuneration in excess of $100,000 in 1996.

                           Summary Compensation Table

                                              Long Term Compensation
                                            ---------------------------
                  Annual Compensation         Awards          Payouts
             ------------------------------ ---------------------------
   (a)         (b)    (c)       (d)    (e)      (f)       (g)     (h)       (i)
                                      Other     Re-    Securities           All
                                      Annual  stricted Underlying          Other
                                      Compen-  stock    Options   LTIP   Compen-
Name and       Year                   sation  Award(s)   SARs     Pay-    sation
Principal     Ended  Salary    Bonus   (1)                        outs      (2)
Position     Dec. 31  ($)       ($)    ($)      ($)      (#)      ($)       ($)
--------------------------------------------------------------------------------
B. Joyce      [C]    [C]      [C]      [C]             [C]                [C]
Wickham        1996  $72,100  $7,983   $659     ---     4,000     ---     $5,547
President,     1995  $68,571  $7,210   $278     ---     4,000     ---     $2,773
Chief Exec-    1994  $60,000    ---    $542     ---     4,000     ---     $8,693
utive Officer,
and Director

     (1) Amounts include Company payments for additional health insurance coverage.
     (2) Payments in lieu of vacation earned. In addition, 1994 amount also includes $6,500 of 1993 deferred salary.

Other Compensation
------------------
     Ms. Wickham's Employment Agreement provides to Ms. Wickham, as additional compensation, a payment equal to fifty percent (50%) of the price actually paid by her to purchase stock of the Company during any calendar year of her employment, up to a maximum of ten percent (10%) of her annual compensation for such year. Ms. Wickham has not purchased any shares pursuant to this provision.

    The Company does not have a key-man life insurance policy on the life of any executive officer or director. The Company provides health and life insurance to its employees. The Company had no other retirement, pension or similar programs in 1996. In 1990, the Company established a 401(k) retirement program for employees. The Company did not make a contribution to the Plan in 1996.

Stock Option Plans
------------------
     The Company has two stock option plans for key employees: an incentive stock option plan pursuant to which incentive stock options to purchase a maximum of 50,000 shares of common stock may be issued and a non-statutory stock option plan pursuant to which non-qualified stock options to purchase 50,000 shares may be issued. The Stock Option Committee of the Board

                                     - 7 -
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of Directors administers both plans and has discretion to determine the terms of options granted under each plan. Such terms include the exercise price of each option, the number of shares subject to each option, and the exercisability of such options. Options under the incentive plan must be granted at the fair market value on the date of grant except that the option price must be one hundred ten percent (110%) of such fair market value if the optionee owns more than ten percent (10%) of the outstanding common stock. The aggregate fair market value of the shares issuable on exercise of options granted to any employee in a calendar year may not exceed $20,000 plus certain carry over allowances. Options under the non-statutory plan must be granted at a price equal to at least the fair market value of the shares on the date of grant.
The maximum term of options granted under either plan is five years. Each of the plans provides that if the optionee's employment by the Company is terminated for any reason the option shall thereupon expire and any and all right to purchase shares pursuant thereto shall terminate ninety days after the optionee's employment terminates. Under the incentive stock option plan, options to purchase an aggregate of 3,500 shares of common stock at an exercise price of $2.19 per share and an aggregate of 3,500 shares of common stock at an exercise price of $1.92 per share were granted in 1992 to two officers and one non-officer employee. During 1993 incentive stock options were granted and remain exercisable to two officers and one non-officer to purchase an aggregate of 4,000 shares of common stock at an exercise price of $3.03 per share and an aggregate of 4,000 shares of common stock at an exercise price of $1.50 per share. Incentive stock options to purchase an aggregate of 6,000 shares of common stock at an exercise price of $1.43 per share and an aggregate of 6,000 shares of common stock at an exercise price of $5.13 per share were granted in 1994 to two officers and two non-officers. In 1995 incentive stock options were granted to two officers and three non-officers to purchase an aggregate of 7,500 shares of common stock at an exercise price of $3.625 per share and an aggregate of 7,500 shares of common stock at an exercise price of $2.375 per share.
During 1996 incentive stock options were granted and remain exercisable to two officers to purchase an aggregate of 4,000 shares of common stock at an exercise price of $3.00 per share and an aggregate of 4,000 shares of common stock at an exercise price of $2.50 per share. Also during 1996 non-statutory stock options were granted and remain exercisable to three non-officers to purchase an aggregate of 3,500 shares of common stock at an exercise price of $3.00 per share and an aggregate of 3,500 shares of common stock at an exercise price of $2.50 per share. Also during 1996 non-statutory stock options were granted and remain exercisable to three non-officers to purchase an aggregate of 3,500 shares of common stock at an exercise price of $3.00 per share and an aggregate of 3,500 shares of common stock at an exercise price of $2.50 per share. None of the options have been exercised. The incentive plan, as amended on May 21, 1993 and July 15, 1994, and the non-statutory plan, as amended on May 21, 1993, expire on June 30, 1998.


     The following table sets forth information respecting all individual grants of options and stock appreciation rights ("SARs") made during the last completed fiscal year to any of the executives named in the Summary Compensation Table above.







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                     Option/SAR Grants in Last Fiscal Year

                               Individual Grants
------------------------------------------------------------------------------
      (a)              (b)            (c)             (d)        (e)
                     Number of      % of Total
                    Securities    Options/SARs
                    Underlying      Granted        Exercise or   Ex-
                   Options/SARs      During        Base Price  piration
     Name           Granted (#)    Fiscal Year(1)   ($/share)    Date
------------------------------------------------------------------------------
                     [C]             [C]             [C]
  B. Joyce Wickham    2,000           21 %           $3.00     Jun. 2001
                      2,000           21 %           $2.50     Dec. 2001


(1) The percentages are based on the total of options to purchase 9,500 shares granted in June of 1996 and the total of options to purchase 9,500 shares in December of 1996.


Stock Bonus Plan
----------------

     In January 1985, the Board of Directors adopted a Stock Bonus Plan (the "Stock Bonus Plan") to provide stock bonuses to qualified employees of the Company. Fifty thousand (50,000) shares of the Company's common stock have been reserved for issuance under the Stock Bonus Plan.

     The Board of Directors has discretion to determine qualified employees to whom stock bonuses should be awarded, the number of shares to be granted to each qualified employee and any restrictions to be placed upon the shares. No more than 1,000 shares may be granted to any one employee during any fiscal year. Employees are not required to pay cash or other consideration for shares awarded under the Stock Bonus Plan. As of March 31, 1997, the Company had granted 846 shares of common stock under the stock bonus plan, all of which were issued prior to 1987.


Director Options
----------------

     On October 16, 1987, the Board of Directors adopted a resolution, ratified by the Shareholders of the Company, granting all non-employee directors five-year options to purchase 10,000 shares of common stock, at the end of each six months of service as a director, at the last reported sale price on the date of grant. Such options will not be granted under the incentive or non-statutory stock option plans. On March 22, 1990, the Board of Directors adopted a resolution terminating the director option program.
As of December 31, 1991, options to purchase an aggregate of 10,000 shares of common stock at exercise prices ranging from $5.60 to $6.90 per share, had been granted to former directors and now have expired. On May 29, 1992 the Board of Directors reinstated this option plan whereby each outside director would be granted a five-year option to purchase 2,000 shares of common stock

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at the end of each six months of service as a director beginning on June 1,
1992. The plan provides that if a director shall cease to be a director of the Corporation for any reason the option may be exercised by the former director at any time within one year after such cessation. A formalized
Stock Option plan and Stock Option Agreement was adopted on September 10, 1992, effective May 29, 1992. On June 1, 1993 the plan was amended to change the method of calculating the exercise price to that of the employee's Incentive Stock Option Plan. Of the options granted to directors during 1992, an aggregate of 2,000 shares of common stock at an exercise price of $2.19 per share and an aggregate of 2,000 shares of common stock at an exercise price of $1.92 per share remain exercisable. Options granted in 1993 to purchase an aggregate of 2,000 shares of common stock at the exercise price of $3.03 per share and an aggregate of 2,000 shares of common stock at an exercise price of $1.50 per share remain exercisable. During 1994, options to purchase an aggregate of 2,000 shares of common stock at an exercise price of $1.43 per share and an aggregate of 2,000 shares of common stock at an exercise price of $5.13 per share were granted. Options were granted in 1995 to purchase an aggregate of 2,000 shares of common stock at the exercise price of $3.625 per share and an aggregate of 2,000 shares of common stock at an exercise price of $2.375 per share. In 1996, options to purchase an aggregate of 2,000 shares of common stock at an exercise price of $3.00 per share and an aggregate of 2,000 shares of common stock at an exercise price of $2.50 per share were granted. None of the options have been exercised.


Termination of Employment Arrangement
-------------------------------------

     Pursuant to the terms of the Employment Agreements between B. Joyce Wickham and the Company and Mark L. Ballard and the Company, in the event of termination by the Company of their employment, Ms. Wickham shall be entitled to twelve months of severance benefits at the time of termination and Mr. Ballard shall be entitled to eleven months of severance benefits at the time of termination, unless such termination shall be for cause, lack of performance, resignation or by reason of death.


Compensation of Directors
-------------------------

     Board members who are also employees of the Company do not receive any directors' fees. Non-employee Board members receive $10,000 per year in directors' fees. Directors are reimbursed for their expenses of attending meetings outside the area in which they live.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company's administrative offices and primary assembly facilities for its laser products are located in an approximately 46,000 square foot building in Salt Lake City, Utah, which is owned by Dr. McMahan, former Chairman and President of the Company, who owns approximately twenty percent (20%) of the stock of the Company. The Company leases the building from Dr. McMahan pursuant to a lease agreement which terminates on April 30,

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1999.  In January 1992, the lease was amended eliminating the annual cost of living index rent escalation provision, providing for a new annual base rent of $236,725, which was paid in 1994, 1995, and 1996.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has selected Tanner + Co. as the independent public accountants of the Company for the fiscal year ending December 31, 1997. Tanner + Co. has served as the Company's independent public accountants since November 4, 1994.

     During the two most recent years the Company has not consulted with Tanner + Co. on items which (i) were or should have been subject to SAS 50 or (ii) concerned the subject matter of a disagreement or reportable event with the former auditor, (as described in Regulation S-K Item 304(a)(2)).

     Representatives of Tanner + Co. are expected to attend the Annual Meeting of Shareholders and will be available to respond to appropriate questions and will be afforded the opportunity to make a statement if they desire to do so.

     In the absence of instructions to the contrary, the persons named in the Proxy will vote the Proxies FOR approval of the selection of Tanner + Co. as independent public accountants for the Company.


                             SHAREHOLDER PROPOSALS

     If a Shareholder wishes to present a proposal at the 1998 Annual Meeting of Shareholders, the proposal must be received by Laser Corporation, 1832 South 3850 West, Salt Lake City, Utah 84104 prior to December 16, 1997. The Board of Directors will review any proposal which is received by that date and determine whether it is a proper proposal to present at the 1998 Annual Meeting.


                                  VOTE REQUIRED

     A majority of the 678,088 issued and outstanding shares of common stock of the Company shall constitute a quorum at the Annual Meeting. Under the Utah Revised Business Corporation Act, the affirmative vote of at least a majority of the shares represented at the meeting is required for all proposals to come before the meeting.

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                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors of the Company does not intend to present and has not been informed that any other person intends to present, a matter for action at the 1997 Annual Meeting
other than as set forth herein and in the Notice of Annual Meeting.   If any
other matter properly comes before the meeting, it is intended that the holders of Proxies will act in accordance with their best judgment. The Board of Directors may read the minutes of the 1996 Annual Meeting of Shareholders and make reports, but Shareholders will not be requested to approve or disapprove such minutes or reports.

     In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit proxies personally or by telephone. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of common stock held of record and will reimburse such persons for forwarding such material. The cost of this solicitation of proxies will be borne by the Company.

     COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB (INCLUDING
FINANCIAL STATEMENTS AND FINANCIAL STATEMENTS SCHEDULES) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "10-KSB") MAY BE OBTAINED WITHOUT
CHARGE BY WRITING TO THE COMPANY, ATTENTION:  ROD O. JULANDER, SECRETARY,
1832 SOUTH 3850 WEST, SALT LAKE CITY, UTAH 84104.  COPIES OF THE COMPANY'S
1996 ANNUAL REPORT TO SHAREHOLDERS, INCLUDING THE 10-KSB, ARE BEING MAILED
WITH THIS PROXY STATEMENT. ADDITIONAL COPIES MAY BE OBTAINED BY WRITING TO LASER CORPORATION, ATTENTION: ROD O. JULANDER, SECRETARY, 1832 SOUTH 3850 WEST, SALT LAKE CITY, UTAH 84104.

     The enclosed Proxy is furnished for you to specify your choices with respect to the matters referred to in the accompanying Notice and described in this Proxy Statement. If you wish to vote in accordance with the Board's recommendations, merely sign, date and return the Proxy in the enclosed envelope, which requires no postage if mailed in the United States.
A prompt return of your Proxy will be appreciated.

                             By Order of the Board of Directors


                              /s/ Rod O. Julander
                             --------------------------

                             Rod O. Julander, Secretary




Salt Lake City, Utah
April 16, 1997






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